Exhbit 4.(i)

Exhibit 4(i) Specimen Certificate of Common Stock


Number                                                                    SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                          NEW GENERATION PLASTIC, INC.

                             TOTAL AUTHORIZED ISSUE
                     50,000,000 SHARES PAR VALUE $.001 EACH
                                  COMMON STOCK
                                                                 See Reverse for
                                                             Certain definitions
                                                                    and transfer
                                                                    restrictions


This is to Certify that ________________________________________ is the owner of
___________________________________________________________ fully paid and non-assesable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of the Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated _______________



/s/ Thomas R. Marshall                      Seal    /s/ Jacques Mot
----------------------------                        ---------------------------
Thomas R. Marshall Secretary                        Jacques Mot        Chairman

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -as tenants in common                 UNIF GIFT MIN ACT- ____
TEN ENT  -as tenants by the entireties         Custodian ________ under Uniform
JT TEN   -as joint tenants with right of       Gifts to Minor Act______________


         Additional abbreviations may also be used though not in the above list.

For value received _____ hereby sell, assign and transfer and transfer unto Please insert social security or other
 Identifying number of assignee

________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


         Dated ______________________     __________

                                          ______________________________________
_____________________________________